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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 7, 2001


                            INTERNETMERCADO.COM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                          0-9459                  06-1034587
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER
      OF INCORPORATION)            IDENTIFICATION NUMBER)

                            2329 SOUTH PURDUE AVENUE
                          LOS ANGELES, CALIFORNIA 90064
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (310) 914-3007


                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5.    PRESS RELEASE

INTERNETMERCADO ANNOUNCES RESTRUCTURING OF ITS OPERATIONS

LOS ANGELES, CA - (MARCH 7, 2001) - INTERNETMERCADO.COM, INC. (OTC BB: IMCD) announced today that due to the current turmoil in the financial markets, the company has determined that it is unable to raise the equity required to develop and implement its current business. Consequently the company has closed down its operations and has subcontracted out certain of its obligations under existing contracts. The company is in negotiation with its lenders with regard to restructuring its obligations. There is no assurance that such restructuring will take place. In the event that the company is not successful in restructuring these obligations, the company will need to explore all of its alternatives.

CONTACTS:
Jeff Stern, InternetMercado.com, Inc., (310) 914-3007, ext. 219
Jeff Salzwedel, Salzwedel Financial Communications, Inc., (503) 638-7777

FORWARD-LOOKING STATEMENTS (STATEMENTS WHICH ARE NOT HISTORICAL FACT) IN THIS RELEASE ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. INVESTORS ARE CAUTIONED THAT ALL FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES, INCLUDING THOSE RISKS AND UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     InternetMercado.com, Inc.
                                                                  (Registrant)

Date:  March 7, 2001
                                                      By: /s/ JEFFREY A. STERN
                                         -------------------------------------
                                                              Jeffrey A. Stern
                                         President and Chief Executive Officer